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ALPS | Metis Global Micro Cap Value Fund	FINANCIAL INVESTORS TRUST Class A: MEAAX
Summary Prospectus June 12, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpsfunds.com/regulatory-reports/alps-metis-global-micro-cap-fund. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 12, 2018, along with the Fund’s most recent annual report dated October 31, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

Class A(1)
Maximum sales charge (load) imposed on purchases	5.50%
Maximum deferred sales charge	None
Redemption fee (as a percentage of exchange price or amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A(1)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.34%
Shareholder Services Fees	0.15%
Other Fund Expenses	1.19%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses(2)	2.84%
Fee Waiver and Expense Reimbursement(3)	-0.74%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.10%

(1)Effective June 12, 2018, Class A shares commenced operations.

(2)Based on estimated Class A-specific expenses for the first 12 months of operations of Class A shares.

(3)ALPS Advisors, Inc. (the “Adviser”) has agreed to contractually limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.70% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2020 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$751	$1,315	$1,904	$3,488

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

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ALPS | Metis Global Micro Cap Value Fund

•Micro-Cap Company Risk. The Fund expects to invest significantly in micro-capitalization stocks, which are often more volatile and less liquid than securities of larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

•Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•Emerging and Frontier Markets Risk. To the extent that the Fund invests in issuers located in emerging and frontier markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging and frontier markets have been more volatile than the markets of developed countries with more mature economies.

•Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•Style Investing Risk. To the extent a fund focuses on a particular style of stocks (such as, in the case of the Fund, value stocks), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Value investing involves buying stocks that the Sub-Adviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

•Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•Managed Portfolio Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Metis Global Partners, LLC (the “Sub-Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in equity securities of micro-cap companies located both within and outside of the United States. The Fund’s investments outside of the United States may include securities of companies located in emerging or frontier markets. The Sub-Adviser expects to construct the Fund’s portfolio based on the Sub-Adviser’s global knowledge of fundamental data and market inefficiencies, and will seek to position the portfolio in what the Sub-Adviser believes are undervalued segments of the Fund’s investment universe.

In assembling the Fund’s investment universe, the Sub-Adviser typically screens fundamental and pricing data and applies liquidity algorithms in order to seek to maintain a consistent quality of data in the decision making process. Securities are typically analyzed using a valuation model that assesses companies based on multiple factors and assigns each security a score based on the difference between the current price and value. The Sub-Adviser’s optimization process is value driven and takes into account the individual stocks, industries, sectors and countries.

The Sub-Adviser regards “micro-cap” companies to be those with market capitalizations typically between $50 million and $750 million. Under normal conditions, the Fund will invest at least eighty percent (80%) of its net assets plus borrowings for investment purposes in micro-cap companies, while the Fund overall will generally invest in companies located in at least five different countries, with forty percent (40%) or more of the Fund’s assets invested in non-U.S. companies. In determining the country in which a particular company is located, the Sub-Adviser may consider factors such as the location of the company’s headquarters, the location of the company’s assets, or the locations from which the company derives a substantial portion of its revenue. The Fund defines emerging and frontier markets as those countries currently excluded from the MSCI World Index of developed markets. These companies are typically domiciled in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

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Annual Total Return (for calendar years ended 12/31)

Investor Class Shares

Best Quarter – September 30, 2016	9.92%
Worst Quarter – March 31, 2016	1.00%

The Fund’s Investor Class share year-to-date return as of December 31, 2017 was 14.60%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2017)

	1 Year	Since Inception (December 23, 2015)
Investor Class Shares*
Return Before Taxes	14.60%	16.98%
Return After Taxes on Distributions	11.39%	14.21%
Return After Taxes on Distributions and Sale of Fund Shares	9.27%	12.19%
S&P Global BMI Under 500 Million - NR (reflects no deduction for fees, expenses or taxes)	24.87%	17.61%

*The returns shown are for Investor Class shares, a share class that is not offered in this Prospectus, which would have substantially similar returns as Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The fees and expenses of the Class A shares are higher than the fees and expenses of the share classes used in the table, and therefore, the performance of the Class A shares will be lower than the performance of the share class shown in the table.

•Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Please see “What are the Principal and Non-Principal Risks of Investing in the Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares were not offered prior to June 12, 2018 (though a different class of the Fund’s shares was previously also called “Class A shares”). The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

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ALPS | Metis Global Micro Cap Value Fund

INVESTMENT ADVISER

ALPS Advisors, Inc. (the “Adviser”) serves as the adviser to the Fund. Metis Global Partners, LLC serves as sub-adviser to the Fund (the “Sub-Adviser”).

PORTFOLIO MANAGER

Machel Allen, CFA, who serves as the President and Chief Investment Officer of the Sub-Adviser, has managed the Fund since its inception in December 2015.

PURCHASE AND SALE OF FUND SHARES

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxed as ordinary income, capital gains or qualified dividend income for individual and other noncorporate shareholders subject to tax at federal rates applicable to long-term capital gains. If you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.